2025 INVESTOR DAY Investor Day December 9, 2025 New York City Exhibit 99.1

2025 INVESTOR DAY Welcome and Opening Remarks Mike Hoelter VP, CORPORATE CONTROLLER AND INVESTOR RELATIONS 2

2025 INVESTOR DAY 3 Certain information disclosed constitutes forward-looking statements. Actual results could differ materially from those presented in the forward-looking statements as a result of many factors including general economic, weather, and regulatory conditions, competition, geopolitical risk, and additional factors that are described in the company’s publicly-filed documents, including its ’34 Act filings and the prospectuses prepared in connection with the company’s offerings. This presentation contains non-GAAP financial measures. The company believes that pretax income attributable to the company; adjusted pretax income attributable to the company; adjusted pretax income; adjusted net income attributable to the company; adjusted diluted earnings per share; earnings before interest, taxes, depreciation and amortization (or EBITDA); adjusted EBITDA; and cash from operations before working capital changes provide additional information to investors and others about its operations, allowing an evaluation of underlying operating performance and liquidity and better period-to-period comparability. The above measures are not and should not be considered as alternatives to pretax income or income before income taxes; net income; diluted earnings per share attributable to The Andersons, Inc. common shareholders and cash provided by (used in) operating activities as determined by generally accepted accounting principles. Reconciliations of the GAAP to non-GAAP measures may be found within the financial tables in the appendix. Safe Harbor and Non-GAAP Financial Measures

2025 INVESTOR DAY Today’s Agenda Welcome and Opening Remarks MIKE HOELTER | VP, Corporate Controller and IR 9:00 AM Building a Platform for Profitable Growth Company Vision and Long-term Strategy BILL KRUEGER | President and CEO Driving Growth and Value across Ag Supply Chain Agribusiness Overview WESTON HEIDE | EVP, Agribusiness Scaling for Sustained, Profitable Growth Renewables Overview MARK SIMMONS | EVP, Renewables Q&A Session with Above Presenters10:15 AM BREAK10:35 AM Execution-focused Culture Driven by High-performing Talent Culture and Talent SARAH ZIBBEL | EVP, CHRO 10:50 AM Positioned to Deliver Continued Profitable Growth and Strong Cash Generation Financial Overview and Long-term Outlook BRIAN VALENTINE | EVP and CFO Closing Remarks – Invest with Us BILL KRUEGER | President and CEO Q&A Session with All Presenters11:25 AM Leadership Luncheon12:00 PM 4

2025 INVESTOR DAY 5 The Andersons Sizzle Reel

2025 INVESTOR DAY Building a Platform for Profitable Growth Company Vision and Long-term Strategy Bill Krueger PRESIDENT AND CEO 6

2025 INVESTOR DAY 7 Key Messages Materially stronger company led by a seasoned team with deep expertise in ag products, renewable fuels, and operational excellence poised for continued profitable growth Balanced, diversified portfolio that is resilient through the cycle and rooted in North American ag and renewables fuels supply chains Strong Renewables growth engine anchored by ethanol, the highest-returning business for more than a decade, with continued investment opportunities Disciplined capital allocation strategy leveraging a strong balance sheet, consistent cash flow generation, and focused execution to drive long-term shareholder value 01 02 03 04

2025 INVESTOR DAY 8 Driving Effective Change through Our Transformation Journey WE ARE A MATERIALLY STRONGER COMPANY Credible, growth-oriented leadership team with consistent track records of success in prior roles • Enhanced leadership team through new segmentation – Agribusiness and Renewables – leveraging existing talent to drive optimization and excellence • Implementing proven playbooks to better position the Company for long-term profitable growth • Elevating next-level leadership roles to further develop and retain top talent Prior cycle outperformance • Accelerating market position across North American ag supply chain by expanding presence across Eastern and Western Grain Belts • Optimizing non-strategic areas to focus on profitability and margin expansion • Unlocking greater value through deeper customer relationships and creativity Disciplined allocators of capital to support growth • Investing in the business to drive organic growth while pursuing M&A opportunistically

2025 INVESTOR DAY 9 WHO WE ARE AND WHAT WE DO

The Andersons Snapshot (NASDAQ: ANDE)

KEY STATS[1]

Founded	**1947**
Headquarters	**Maumee, OH**
Total Employees[2]	**2,600**
Locations	**~180**
Market Cap[3]	**$1.4B**
Revenue	**$11.6B**
Adjusted EBITDA[4]	**$317M**
Adjusted EPS[4]	**$2.56**

Driving Organizational Alignment to Unlock Value, Better Serve Customers, and Drive Growth



AGRIBUSINESS
53%
ADJ. EBITDA[1,4,5]
BY SEGMENT
47%
RENEWABLES

SUSTAINABLE COMPETITIVE ADVANTAGES

Broad geographic footprint with extensive reach close to producers and customers

Integral to North American ag and renewable fuels supply chain connecting production to demand

Proven leadership team focused on driving execution and accountability

Deep relationships and unmatched customer service

A Leading, Nimble North American Ag and Renewable Fuels Company

The Andersons

[1] All data is Trailing Twelve Months ended 9/30/2025. [2] Inclusive of Skyland employees. [3] As of 9/30/2025.
[4] Non-GAAP financial measure; see appendix for reconciliations. [5] Excludes the impact of the "Other" segment.

2025 INVESTOR DAY 10

2025 INVESTOR DAY 11 Two Integrated and Complementary Segments 5th Largest U.S. Ethanol Producer • Refine corn into ethanol and other high-value products • Supply corn oil and other low-carbon intensity feedstocks to renewable diesel industry • Pursue carbon sequestration to reduce emissions and enhance low-carbon fuel positioning Well-positioned to Capitalize on Industry Tailwinds • Increased ethanol blending rates and export expansion • Biofuels policy including RVO and 45Z RENEWABLES Top 5 U.S. Grain and Ingredients Merchandiser • Purchase and merchandise grains and grain products, provide value-added risk management services to growers and customers • Provide a broad mix of food, feed, and light processed ingredients for CPGs (e.g., cleaned and color-sorted grains) • Operate an extensive network of storage, handling, and transload assets A Leading, Diverse Set of Fertilizer Businesses • Receive, store, and market NPK fertilizers • Operate full-service farm centers and offer agronomy services • Manufacture and distribute specialty liquids AGRIBUSINESS CPGs: Consumer Packaged Goods. NPK: Nitrogen, Phosphate, and Potash Fertilizers. RVO: Renewable Volume Obligation.

2025 INVESTOR DAY Serving Supply Chain with Strategic Assets and Merchandising Capabilities Our Unique Insights Connect Production to Demand of Global Food, Feed, and Fuel Supply Chains 12 Fuel Supply Chain Food Supply Chain Feed Supply Chain International Customer AG & INDUSTRIAL INPUTS AG PRODUCTION & PROCESSING END USER Export Terminal Farm Center Grain Elevator Where The Andersons is a Recognized Leader Ethanol PlantFarmer Fertilizer Producer Fertilizer Wholesale Fertilizer Manufacturing

2025 INVESTOR DAY Agribusiness 101: What We Do Close-to-Customer Wholesale Distribution and Specialty Liquids Manufacturing Sites 13 Specialty Liquids Manufacturing Sites Wholesale Distribution Network AG & INDUSTRIAL INPUTS Farm Center Farmer Fertilizer Producer Fertilizer Wholesale Fertilizer Manufacturing Where The Andersons is a Recognized Leader Agronomy Consulting, Fertilizer Sales, and Application

2025 INVESTOR DAY Grain Handling and Storage 14 Agribusiness 101: What We Do End User Customer Grain Originations Grain Elevator Fuel Supply Chain International Customer Food Supply Chain Feed Supply Chain AG PRODUCTION & PROCESSING END USER Export Terminal Grain Elevator Ethanol PlantFarmer Where The Andersons is a Recognized Leader

2025 INVESTOR DAY Agribusiness 101: What We Do Merchandising Expertise Connecting Buyers and Sellers as well as Managing Logistics 15 Logistics Execution Macro Expertise, Trusted Advisor Fundamental Market Analysis Fuel Supply Chain International Customer Food Supply Chain Feed Supply Chain AG PRODUCTION & PROCESSING END USER Export Terminal Grain Elevator Ethanol PlantFarmer Grain Processing ANDE Merchandising Expertise

Renewables 101: What We Do

Ethanol Production and Plants


AG PRODUCTION & PROCESSING
END USER
Feed Supply Chain
Food Supply Chain
Farmer
Grain Elevator
Ethanol Plant
Fuel Supply Chain
Export Terminal
International Customer
Where The Andersons is a Recognized Leader

Corn
(Feedstock for Production)



Ethanol Operations



Ethanol for Gasoline Blending



Co-products: DDGS, DCO, and CO_2





DDGS: Dried Distillers Grains with Solubles. DCO: Distillers Corn Oil.

2025 INVESTOR DAY 16

2025 INVESTOR DAY Renewables 101: What We Do 17 Export Terminal Food Supply Chain Fuel Supply Chain International Customer Feed Supply Chain AG PRODUCTION & PROCESSING END USER Grain Elevator Ethanol PlantFarmer ANDE Merchandising Expertise Fats, Oils, & Greases Soybean Crush Plants Logistics Expertise Co-products Merchandising Ethanol Merchandising Renewable Feedstock Merchandising Outcomes of Ethanol Production and Merchandising Capabilities

Renewables 101: Tax Credits

Understanding the 45Z Clean Fuel Production Credit

Overview

- Performance-based tax credits for clean fuel producers starting in 2025
- Potential credit of up to $1.00/gal with prevailing wage compliance

Why it Matters

- Promotes production of low carbon transportation fuels
- Supports reinvestment to increase domestic ag and low-CI feedstock demand

OBBBA Considerations

- Extended credit timeline through 2029
- Removed ILUC penalty starting in 2026 (5.5-6 Carbon Intensity score reduction)

Tax Credits Based on CI Scores

- CI Score determined using GREET model
- Tiered scale in 5-point increments
- 47.5–42.5: up to $0.10/gal
- 42.5–37.5: up to $0.20/gal
- 37.5–32.5: up to $0.30/gal

Reducing CI Scores

- Plant efficiency projects
- Lower natural gas and electricity usage
- Carbon sequestration

ANDE Considerations

- Large scale, efficient plants
- Prevailing wage compliance process implemented
- Class VI well permit filed at Clymers, IN

Sizeable 45Z Tax Credits Provide Additional Future Growth Potential

The Andersons

OBBBA: One Big Beautiful Bill Act. ILUC: Indirect Land Use Change. CI: Carbon Intensity.
GREET: Greenhouse gases, Regulated Emissions, and Energy use in Technologies.

2025 INVESTOR DAY 18

2025 INVESTOR DAY 19 POISED TO CAPTURE MARKET OPPORTUNITY OVER THE LONG-TERM WITH CLEAR GROWTH STRATEGY

2025 INVESTOR DAY 20 Well-positioned for Favorable Macro Trends Bi-partisan policy support continues to reinforce long-term positive momentum in energy and agriculture markets Resilient and Flexible Supply Chains Create Sizeable Opportunities within Agribusiness and Renewables Increased ethanol blending rates and export expansion Biofuels policy including RVO and 45Z Increased emphasis on domestic Ag consumption Excess soybean meal supply with increased crush capacity Evolving consumer and stakeholder requirements

2025 INVESTOR DAY 21 Long-term Strategic Framework for Profitable Growth ACCELERATING growth by expanding established platforms OPTIMIZING margins through commercial and operational excellence DELIVERING value through disciplined capital allocation • Leveraging strong customer relationships to capture new demand • Expanding high-performing businesses into adjacent opportunities • Utilizing strong balance sheet to prioritize high-return growth projects • Evaluating strategic investments to enhance scale and capabilities • Driving a culture of continuous improvement • Unlocking cost savings and efficiencies through integration

2025 INVESTOR DAY 22 The Andersons Operating Model We Serve All Stakeholders Customers Provide extraordinary service Employees Help each other improve Communities Support where we live and serve Shareholders Increase the value of the company Statement of Principles We Serve

2025 INVESTOR DAY 23 Top-grade Talent with Diverse Skills and Backgrounds Focused on Execution and Operational Excellence Performance Driven and Experienced Leadership Team with Deep Expertise 100+ YEARS Industry Experience 75+ YEARS The Andersons Tenure Top 3 Skills Brought to The Andersons 01 Expertise in Commodity Markets 02 M&A Integration 03 Talent Acquisition and Development 1 Includes Lansing Trade Group, LLC. BILL KRUEGER President and Chief Executive Officer Joined: 19951 BRIAN VALENTINE Executive Vice President and Chief Financial Officer 2018 WESTON HEIDE Executive Vice President, Agribusiness 20081 MARK SIMMONS Executive Vice President, Renewables 20041 SARAH ZIBBEL Executive Vice President and Chief Human Resources Officer 2023 EMMANUEL AYUK Executive Vice President, General Counsel and Corporate Secretary 2025

2025 INVESTOR DAY 24 Clear Strategy to Deliver Enhanced Returns through the Ag Cycle Introducing Our Run-rate EPS Expectations $2.56 $4.30 $7.00 TTM 2025 2026E 2028E // 1 For the Trailing Twelve Months ended 9/30/2025. 1

2025 INVESTOR DAY Driving Growth and Value across Ag Supply Chain Agribusiness Overview Weston Heide EVP, AGRIBUSINESS 25

2025 INVESTOR DAY 26 Key Messages Well-positioned for long-term profitable growth with deep understanding of agricultural markets complemented with logistics expertise Leveraging ability to serve the Ag Supply Chain – from farmers to end users through a focused, value-add approach that delivers meaningful impact Strategically expanding through targeted organic investments and complementary acquisitions Driving stable, diversified earnings through a balanced mix of geographies, ag products, and revenue streams that perform through ag cycles 01 02 03 04

2025 INVESTOR DAY 33M Tonnes of Commodities Traded 1.9M Tons of Fertilizer Sold ~175 Facilities 275M Bushel Grain Storage Capacity 27 Note: Volumes for the year ended 12/31/2024; Financials for the twelve months ended 9/30/25. 1 Non-GAAP financial measure; see appendix for reconciliations. A Scaled, Agile Platform Positioned for Success across Ag Markets Agribusiness Snapshot Integrating crop inputs, grain handling, commodity merchandising, and premium ingredients, while offering a range of services to producers, processors, and end customers $554M TTM 2025 Gross Profit $195M TTM 2025 Adj. EBITDA1 $76M TTM 2025 Adj. Pretax Income1

Broad Geographic Footprint

WELL-POSITIONED IN KEY GEOGRAPHIES

- Extensive footprint across major North American grain regions
- Scaled, diversified platform across crops, customers, and end markets
- Strong ability to source, store, and transport with connected asset network
- Expansions in existing and new markets enhance reach and trade optionality
- Future expansion in Houston, TX and across current footprint to further strengthen market access


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AGRIBUSINESS LOCATIONS

The Andersons

2025 INVESTOR DAY 28

Agribusiness 101: What We Do Across a Growing Season

Full-season Partner Providing Inputs, Logistics, and Advice

	PRE-PLANTING	PLANTING	GROWING CROPS	HARVEST & POST HARVEST
Farmers	• Make decisions about crops • Purchase inputs • Prepare ground for planting	• Plant crops, often in tight windows depending on weather • Apply herbicides in preparation for planting	• Monitor crops / manage pests and disease • Assess yield potential	• Harvest and deliver grain • Finalize marketing on remaining grain; review financials for next planting year
The Andersons	• Anticipate acres, production, and timing with farmers and end users • Review fertilizer strategies • Provide grain marketing and market data to drive insights into pricing • Receive, store, and ship the previous crop with efficient logistics	• Provide agronomy services including delivery of seed and crop inputs to producers • Continue grain marketing support for stored crops and the crop growing • Offer delivery and logistics of inputs to producers and grains to end users	• Monitor crop conditions and production outlook • Adjust buying, contracting, and risk management strategies • Maintain communication with farmers to prepare for harvest • Prepare for fall operations of grain terminals • Consultative agronomy service for pest and disease management	• Receive, weigh, dry, and store grain in grain elevators across U.S. and Canada • Purchase grain from farmers and sell to end users and exporters • Fulfill contracts with feeders, processors (e.g., CPGs), and exporters (e.g., global markets) • Fall planning for fertilizer applications and inventory fill programs for upcoming year



Corn | Wheat | Soybeans | Plant | Nutrients & Fertilizer | Agronomy Services | Plant Growth | Fertilizer Applications | Continued Plant Growth | Harvest | ANDE Grain Elevator | Grain Transport

Providing service and adding value across the Ag Supply Chain throughout the year

Farmer's Needs	Lock in profitable crop prices	← Monitor markets, adjust marketing plans →	Sell or store grain; manage cash flow
Merchandising Role (ANDE)	Offer forward contracts for purchases and sales of crops to manage risk	← Provide market insights and risk management tools →	Offer multiple contracting options; closely manage elevator logistics to allow efficient harvesting and delivery

The Andersons

CPGs: Consumer Packaged Goods.

2025 INVESTOR DAY 29

2025 INVESTOR DAY PREMIUM INGREDIENTS • Merchandising • Light processing • CPG procurement strategies • Pet food ingredients • Specialty crops (e.g., pulses, edible beans) • Food corn THE ANDERSONS CAPABILITIES SELECTED EXAMPLES ASSETS AND MERCHANDISING • Merchandising • Grain elevators • Logistics (e.g., truck, rail, barge, vessel) • Risk management strategies • Export and international market expertise • Grains and oilseeds • Animal feed ingredients • Co-products from processing • Handling, storage, and inventory management • Risk management products 30 Connecting Production to Demand across Time and Geography in the Feed, Fuel, and Food Supply Chains Agribusiness 101: Where We Play NPK: Nitrogen, Phosphate, and Potash Fertilizers. FERTILIZER • Wholesale distribution • Agronomy services • Specialty manufacturing • Wholesale bulk fertilizer (e.g., NPK) • Specialty liquid products (e.g., low-salt starters) • Farm centers and services

Poised to Capitalize on Favorable, Long-term Agribusiness Tailwinds

INDUSTRY-WIDE TRENDS…

- Increased emphasis on domestic Ag consumption
- Excess soybean meal supply with increased crush capacity
- Evolving consumer and stakeholder requirements
- Increased ethanol blending rates and export expansion
- Biofuel policy including RVO and 45Z

…CONNECTED TO AGRIBUSINESS TAILWINDS

	Proactively Well-positioned to Benefit
Emphasis on domestic demand for Ag products	• Proven ability to source and move grain flexibly across geographies • Strong commercial expertise to manage volatility and capture arbitrage opportunities • Supply chain and logistics optimized to be nimble and address market opportunities
Excess soybean meal supply with increased crush capacity	• Investment in greater export capability to meet rising international grain and protein demand • Deep customer relationships in high-growth regions • Connecting North American agriculture to global marketplace
Evolving consumer and stakeholder requirements	• Sustainability and traceability expertise for grains, oilseeds, and ingredients • Partnerships with growers and customers in regenerative ag and responsible fertilizer programs • Capability to meet increasing food safety and quality assurance demands

The Andersons
2025 INVESTOR DAY 31

2025 INVESTOR DAY 32 Why We Win in Agribusiness One of Largest Grain Companies in North America1 • Merchandise broad array of grain and grain products, food and feed ingredients and specialty grains • Merchandising volume exceeds our storage capacity allowing us to achieve a multiplier effect • Operate broad network of storage and handling assets – growing scale in ag market • Provide logistics and transload services Strategically Located Near Producers • Complementary asset footprint and merchandising business service ~25,000 producers • U.S. facilities located in key production areas with international teams servicing areas of increasing demand and population growth • Farm Centers and wholesale fertilizer positioned to deliver value to producers with sales and service in local markets Customer-centric Focus that Drives Flexible and Custom Solutions • Demonstrated track record of providing targeted solutions to meeting customer challenges • Manufacturing and distribution of specialty liquids for highly sustainable and yield- enhancing products • Origination and light processing of premium ingredients to meet unique requirements Integration with Renewables • Leverage corn sourcing scale to secure favorable pricing • Align commercial strategy through regular cross-segment coordination and collaboration • Serve a unified grower base across fertilizer, grain, and ethanol markets • Enable full value chain corn delivery from farm gate to ethanol plant 1 Source: Grain & Milling Annual 2025, based on total grain storage capacity.

2025 INVESTOR DAY 33 Long-term Strategic Framework for Profitable Growth ACCELERATING growth by expanding established platforms OPTIMIZING margins through commercial and operational excellence DELIVERING value through disciplined capital allocation

2025 INVESTOR DAY 34 Scaling Strategically with High-return Projects and Platform Synergies ACCELERATING growth by expanding established platforms ACCELERATING Skyland Acquisition and Integration Strengthening geographic presence and expanding merchandising capabilities Houston Port Expansion Expanding strategic access to integrate our international business with global export markets Pipeline of Targeted Organic Projects Advancing high-return, lower-risk projects to enhance facilities and capabilities Driving Value Add for Customers Delivering customized solutions to meet evolving requirements, strengthen customer loyalty, and expand margins Complementary Acquisitions Expanding capacity, broadening geographic reach, and aligning with customer demand while leveraging our strong balance sheet

2025 INVESTOR DAY 35 Leveraging a Continuous Improvement Mindset with Commercial and Operational Excellence OPTIMIZING OPTIMIZING margins through commercial and operational excellence Commercial Excellence Operational Excellence • Incorporating a customer-centric approach across all activities • Building a robust talent pipeline through training and investment in people • Embedding merchants in local markets to capture deep customer insight • Leveraging a strategic asset footprint across key growing regions • Expanding specialty fertilizer production and optimizing facilities • Harnessing data and performance dashboards to drive continuous improvement

2025 INVESTOR DAY 01 02 03 04 36 Key Takeaways Well-positioned for long-term profitable growth with deep understanding of agricultural markets complemented with logistics expertise Leveraging ability to serve the Ag Supply Chain – from farmers to end users through a focused, value-add approach that delivers meaningful impact Strategically expanding through targeted organic investments and complementary acquisitions Driving stable, diversified earnings through a balanced mix of geographies, ag products, and revenue streams that perform through ag cycles

2025 INVESTOR DAY Scaling for Sustained, Profitable Growth Renewables Overview Mark Simmons EVP, RENEWABLES 37

2025 INVESTOR DAY 38 Key Messages Outperforming through operational excellence and disciplined execution with a long runway ahead for value creation Accelerating scale through strategic M&A of top-tier, large scale, efficient plants; expanding reach, boosting production, and unlocking synergies Advancing a clear strategy to capture rising demand for low-carbon solutions and drive long-term profitable growth Strengthening our competitive position with advantaged assets, integrated capabilities with Agribusiness, and deep market knowledge 01 02 03 04

2025 INVESTOR DAY 1.6B Pounds of Renewable Feedstocks Merchandised 335M 3rd-Party Ethanol Gallons Merchandised 2.5M Tons of Feed Products Handled 39 Note: Volumes for the year ended 12/31/2024; financials for the twelve months ended 9/30/25; includes 100% of legacy The Andersons Marathon Holdings ethanol plants. 1 Non-GAAP financial measure; see appendix for reconciliations. A Scaled, Agile Platform Positioned to Succeed throughout Market Cycles Renewables Snapshot Concentrating on ethanol and its co-products, while safely managing ethanol plant operations and driving shareholder value by optimizing the end-to-end supply chain 506M Gallons of Ethanol Produced at 4 Facilities $142M TTM 2025 Gross Profit $175M TTM 2025 Adj. EBITDA1 $88M | $121M TTM 2025 Adj. Pretax Income1 Attributable to ANDE 100% Ownership

Eastern Footprint Enables Strong Connection to Growers and End Users

OUR ADVANTAGE IN NORTH AMERICA

- Well-located plants drive sourcing efficiency / proximity to feedstock
- Access to all active North American LCFS markets
- Majority of corn sourced directly from farmers leading to superior cost and visibility
- Complementary and efficient distribution network


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Ethanol Plant
Ethanol Transload Terminal[1]
Renewable Feedstocks Terminal[1]
Low Carbon Fuel Standard Market

The Andersons

[1] Primarily 3rd-party transload sites. LCFS: Low Carbon Fuel Standard.

2025 INVESTOR DAY 40

2025 INVESTOR DAY 41 Renewables 101: Where We Play SPOTLIGHT Collaboration with Agribusiness • Ensure supply reliability, price risk management, and logistics for moving corn to ethanol plants • Offer comprehensive fundamental market analysis • Leverage asset capabilities • Provide co-product export logistics Ethanol Production • Own and operate 4 ethanol plants • Produce fuel-grade ethanol from corn, mainly used for blending with gasoline to reduce emissions • Invest in carbon intensity reduction, efficiencies, and carbon capture, utilization, and sequestration Co-Product Sales • DDGS: used for animal feed • DCO: extracted during ethanol production, used for biofuel or animal feed • CO2: captured and sold for use in food, beverage, or industrial applications Merchandising • Merchandise ethanol through strategic partnerships • Source and supply renewable feedstocks to bio-based diesel markets • Major supplier and exporter of DDGS DDGS: Dried Distillers Grains with Solubles. DCO: Distillers Corn Oil.

2025 INVESTOR DAY 42 Significant Value Coming from Co-products Produced at Our Ethanol Plants Renewables 101: What is Produced from One Kernel of Corn Ethanol 80% AVERAGE PLANT REVENUES BY PRODUCT DDGS: Dried Distillers Grains with Solubles. DCO: Distillers Corn Oil. 34% Ethanol 14% Water27% DDGS 1% DCO 24% CO2 15% DDGS 1% CO2 7% DCO 77% Ethanol

2025 INVESTOR DAY 43 Poised to Capitalize on Favorable, Long-term Renewables Tailwinds …CONNECTED TO RENEWABLE TAILWINDS • Well-positioned as a low-CI ethanol producer with scalable capacity • Optionality across ethanol, renewable feedstocks, and CO2 utilization Global Push Toward Decarbonization • Well-positioned regardless of policy scenario • Strong base business to meet fuel emissions requirements • Strategic flexibility to serve range of compliance and voluntary markets • Seat at the table for policy development via DC advocacy and biofuels coalitions Evolving Biofuels Policy Landscape • Increasing domestic and global demand for low-carbon fuel alternatives • Deep customer relationships enable multi-product sales and recurring demand Rising Demand for Low-carbon Solutions • Operate large-scale/efficient assets that are attractive in consolidating industry • Strong market knowledge and vertical integration differentiate from peers Consolidation and Scaling in Renewables Proactively Well-positioned to Benefit INDUSTRY-WIDE TRENDS… Increased emphasis on domestic Ag consumption Excess soybean meal supply with increased crush capacity Greater desire for sustainable and traceable crops Increased ethanol blending rates and export expansion Biofuels Policy including RVO and 45Z

Why We Win in Renewables



5th Largest U.S. Ethanol Producer[1]

- Focus on **continuous improvement** and **operational excellence**
- **Deep relationships** across the supply chain
- **Merchandise portfolio of ethanol and co-products** to leverage production assets and provide superior service
- **Expertise in supplying corn oil and other renewable feedstocks** to bio-based diesel markets

Geographically Advantaged Ethanol Plants

- Close to **corn production** with majority of corn purchased direct from producers, which **lowers cost**
- Strategic **access to end users** through logistics expertise and 3rd-party terminals
- Plant locations allow for exploring **CCUS opportunities**

Integrated Across the Value Chain

- Farmgate-to-tank car capabilities **enable control and efficiency**
- **Direct grower relationships** support feedstock quality and security of supply
- Unique synergies with Agribusiness segment (e.g., integrated grain sourcing, input solutions) **enhance margin and agility**
- **Proven ability to monetize sustainability programs**, including traceability, LCFS credits, and carbon value streams

The Andersons

CCUS: Carbon Capture, Utilization, and Sequestration. LCFS: Low Carbon Fuel Standard. [1] Source: Renewable Fuels Association.

2025 INVESTOR DAY 44

2025 INVESTOR DAY 45 Long-term Strategic Framework for Profitable Growth ACCELERATING growth by expanding established platforms OPTIMIZING margins through commercial and operational excellence DELIVERING value through disciplined capital allocation

ACCELERATING

Well-positioned to Unlock Growth through Low-CI Opportunities and Renewable Feedstocks



ACCELERATING
growth by expanding established platforms

Strategic Growth Levers

Capitalizing on Favorable Policy Tailwinds

- 45Z tax credit provides scalable benefits to materially lower carbon intensity
- Nationwide adoption of E15 year-round blending expected
- Strong RVO supports all renewable feedstocks and ethanol
- Growth through LCFS markets and Canadian CFR

Disciplined Approach to M&A

- Purchased full ownership of ethanol plants
- Evaluating additional ethanol plant opportunities based on geography, scale, and fit
- Applying strategic and financial filters to ensure value creation

Driving Growth through Renewable Feedstocks and Innovation

- Aggregating and blending low-CI feedstocks to unlock profitable growth
- Driving uplift through improved corn oil yields and plant expansion
- Expanding merchandising opportunities

Unlocking Value from 45Z and Projects

45Z Tax Credit

- Operating the business in a manner that allows all plants to generate a carbon intensity score ≤ 42.5 in accordance with 45ZCF-GREET model

Carbon Capture Utilization and Sequestration Projects

- Advancing stage-gated process for Class VI well permit and potential plant expansions
- Evaluating sequestration and utilization at remaining plants
- Progressing with pipeline sequestration at Denison plant



The Andersons

CI: Carbon Intensity. RVO: Renewable Volume Obligation. LCFS: Low Carbon Fuel Standard. CFR: Clean Fuel Regulations. ILUC: Indirect Land Use Change. GREET: Greenhouse gases, Regulated Emissions, and Energy use in Technologies.

2025 INVESTOR DAY 46

2025 INVESTOR DAY OPTIMIZING margins through commercial and operational excellence 47 Driving Higher Margins through Efficiency, Discipline, and Commercial Rigor OPTIMIZING Strategic Commercial Leverage Operational Excellence at the Plant Level Merchandising efficiencies • Complimentary volumes of ethanol, co-products, and renewable feedstocks to enhance margins from broad market presence • Logistical expertise allows us to maximize plant margins by controlling products to destination Strengthening Commercial Capabilities • Investing in systems and talent • Driving collaboration across commercial and operational teams • Enhancing market presence to optimize plant margins Improving Efficiency and Output • Driving productivity through targeted projects and added capacity • Increasing efficiency of existing assets with seasoned teams and technology advancements to increase output and/or lower CI score • Maximizing profitability through consistent production and minimal downtime Managing Controllable Costs • Maximizing value from vertically-integrated corn originations • Enforcing focused cost discipline

2025 INVESTOR DAY 01 02 03 04 48 Key Takeaways Outperforming through operational excellence and disciplined execution with a long runway ahead for value creation Accelerating scale through strategic M&A of top-tier, large scale and efficient plants; expanding reach, boosting production, and unlocking synergies Advancing a clear strategy to capture rising demand for low-carbon solutions and drive long-term profitable growth Strengthening our competitive position with advantaged assets, integrated capabilities with Agribusiness, and deep market knowledge

2025 INVESTOR DAY Q&A Above Presenters 49

2025 INVESTOR DAY BREAK 50

2025 INVESTOR DAY Performance Driven Culture Driven by High-performing Talent People and Culture Sarah Zibbel EVP, CHIEF HUMAN RESOURCES OFFICER 51

2025 INVESTOR DAY 52 Key Messages Creating differentiated value through our high-performing talent and execution-focused culture 01 Taking deliberate actions to attract, develop, and retain current and next generation of industry leaders within the ag and renewables supply chain 02Aligning disciplined operational excellence across people, processes, and systems to enable the full potential of our operations 03

2025 INVESTOR DAY 53 Our People and Culture Continue to be a Competitive Advantage Industry-leading and Performance-driven Talent 40% Internal Leadership Mobility (vs. 30% Market Average2) 2,600 Total Employees1 (40% Salaried / 60% Hourly) 8.5 Years Average Tenure (vs. 3.9 Years Market Average4) 7% 2024 Voluntary Turnover (vs. 13% Market Average3) WORKFORCE KEY STATS THE ANDERSONS STATEMENT OF PRINCIPLES Customers | Provide extraordinary service Employees | Help each other improve Communities | Support where we live and serve Shareholders | Increase the value of the company Note: Stats as of TTM 9/30/2025, unless otherwise noted. 1 Inclusive of Skyland Employees. 2 Workday Hired Source 2025 Internal Mobility Survey. 3 Mercer 2025 U.S. Turnover Survey. 4 U.S. Bureau of Labor Statistics (BLS) 2024 Market Avg for Tenure.

2025 INVESTOR DAY 54 Strategic Alignment and Streamlining Work ATTRACTING, DEVELOPING, AND RETAINING top talent to preserve and grow our expertise within the North American ag and renewable fuels ALIGNING people, processes, and systems for strategic execution, business agility and operational excellence Deeper Focus on Being Nimble and Wired for Profitable Growth

2025 INVESTOR DAY Statement of Principles We Serve All Stakeholders Customers Provide extraordinary service Employees Help each other improve Communities Support where we live and serve Shareholders Increase the value of the company 55 The Andersons Operating Model We Serve ALIGNING

2025 INVESTOR DAY Statement of Principles We Serve All Stakeholders Customers Provide extraordinary service Employees Help each other improve Communities Support where we live and serve Shareholders Increase the value of the company 56 The Andersons Operating Model We Serve ALIGNING

2025 INVESTOR DAY 57 Our Commitments Our shared commitments provide clear expectations on the Anderson’s core values, behavioral norms, and operating principles. o Team – We believe in the strength of collaboration, respecting diverse perspectives, and working together to achieve shared goals to create lasting value. o Integrity – A foundation in our character since 1947. We act with honesty and transparency. Regardless of the circumstance, we do the right thing. o Accountability – We take ownership of our actions, decision, and outcomes, holding ourselves responsible to deliver on commitments and striving for excellence in everything we do. o Safety – We hold ourselves to a standard far beyond simple compliance. Safety defines our culture and is embedded in every decision we make. We Serve ALIGNING

2025 INVESTOR DAY 58 Our Strengths We bring unique strengths that bring credibility and long-standing relationships in the industry. o Customer Focus – Our company was built on meaningful, trusted relationships. Our commercial team partners with a curiosity and creativity to solve problems. o Entrepreneurship – Our commercial model fosters autonomy that drives ownership, organic growth, and M&A aligned with our core and leading to shareholder value. o Nimble – We operate with agility and adaptability, enabling us to respond quickly to changing market dynamics, customer demands, and emerging opportunities. o Industry Expertise – We leverage deep industry knowledge and insight to anticipate trends, guide decisions, and offer tailored solutions. We Serve ALIGNING

2025 INVESTOR DAY 59 Our Results As a nimble, North American Ag and Renewable fuels company we are results driven through strategically aligned areas of focus: o Operational Excellence – We deliver consistent, reliable, and efficient performance by optimizing processes, ensuring quality, and maximizing productivity to create a strong foundation for success. o Continuous Improvement – We foster a culture of learning, innovation, and adaptability where teams regularly identify opportunities, embrace new ideas, and refine practices to stay competitive and resilient. o Profitable Growth – We drive sustainable results by expanding opportunities, balancing revenue growth with cost discipline, and reinvesting in our people, processes, and systems to create long-term value. We Serve ALIGNING

2025 INVESTOR DAY 60 Rewarding Performance that Advances Strategic Growth, Profitability, and Long-term Value Creation Incentives Aligned to Achievement of Growth Strategy SHORT-TERM (Cash) SHORT & MEDIUM-TERM COMMERCIAL PLANS LONG-TERM (Equity) Earnings Before Taxes (EBT) Return on Invested Capital (ROIC) Organic growth Profitability (net of costs, including interest and capital) Earnings per share (three-year cumulative) Total shareholder return relative to industry peers ~300 employees~1900 employees ~85 employees $ + $ + ATTRACT

2025 INVESTOR DAY 61 Investing in and Building Differentiated Capabilities Preserving Core Strengths Shaping Talent for the Future Programs designed to strength our leadership pipeline, foster cross-functional collaboration, and enhance collective leadership capabilities • Executive Leadership Development Program (ELDP) • Enterprise Leadership Summit (ELS) • Peer coach cohorts Executing acquisition and development programs in areas of core capabilities • Merchant internship • Merchandiser-in-training program • Grain operations supervisor-in-training program • Renewables manager-in-training program DEVELOP

2025 INVESTOR DAY 62 Continuing to Refine Engagement Strategies with Evolving Workforce Needs A Performance-driven Culture Our mission statement is one thing that drew me to The Andersons, and we do live by it day by day. People reference it in meetings, and it continues to be a part of the Company as we become a bigger company. The most exciting part of working at The Anderson’s is we’re always pushing ourselves to learn. It’s not a place where you come in and you’re just another number. We want to see you grow. I love what we do here. I love the products that we offer, that we’re a supply chain to feed the world. Go-forward Priorities • Sustaining momentum in employee engagement through annual engagement surveys and pulse polls • Retaining high-potential talent with competitive incentive structures 97% Participation Rate Best-in-Class Top Quartile Retention Rate of High-Potential Talent 100% of U.S. Employees Are Shareholders RETAIN

2025 INVESTOR DAY 01 02 03 63 Key Takeaways Creating differentiated value through our high-performing talent and execution-focused culture Taking deliberate actions to attract, develop, and retain current and next generation of industry leaders within the ag and renewables supply chain Aligning disciplined operational excellence across people, processes, and systems to enable the full potential of our operations

2025 INVESTOR DAY Delivering Profitable Growth and Strong Cash Generation Financial Overview and Long-term Outlook Brian Valentine EVP AND CFO 64

2025 INVESTOR DAY 65 Key Messages Delivering better and more resilient performance through various ag cycles with improved earnings stability and a well-balanced, diversified portfolio 01 Generating strong cash flow from operations as we execute growth projects, optimize margins and centralize enterprise functions 02 Prioritizing long-term value creation and balance sheet strength through disciplined, responsible capital allocation 03

2025 INVESTOR DAY 661 Non-GAAP financial measure; see appendix for reconciliations. 2 For the Trailing Twelve Months ended 9/30/2025. Solid Execution in Dynamic Markets with a Balanced, Resilient Portfolio 5-year Historical Financial Performance Overview ($M) HIGHLIGHTS • Diversified portfolio offsetting market headwinds • Solid execution across segments • Complementary mix of merchandising and asset-based operations $353 $317 2021 TTM 2025 $593 $695 2021 TTM 2025 $127 $110 2021 TTM 2025 Attributable to ANDE1 GROSS PROFIT ADJ. EBITDA1 ADJ. Pretax INCOME $682M $370M $145M 5-year Average 5-year Average 5-year Average 2 2 2

2025 INVESTOR DAY 67 Strong Foundation to Drive Disciplined Profitable Growth Healthy, Flexible Balance Sheet Well-positioned to Fund Growth Capital Summary & Financial Highlights ($M, As of 9/30/2025) $82Cash & Cash Equivalents $631Readily Marketable Inventories (RMI) $141Short-term Debt $1,908Available Credit $633Long-term Debt2 2.0xLong-term Debt to EBITDA 2020 2021 2022 2023 2024 LONG-TERM DEBT TO EBITDA 4.6x 1.8x 1.5x 1.5x 1.8x Long-term Target of <2.5x $322 $315 $330 $323 $268 2021 2022 2023 2024 TTM 2025 CASH FROM OPERATIONS ($M) 1 Non-GAAP financial measure; see appendix for reconciliations. 2 Including current maturities. 3 For the Trailing Twelve Months ended 9/30/2025. Before Working Capital Changes1 5-year Avg. $312M 3

Disciplined Capital Allocation Framework

3-YEAR HISTORICAL USE OF CASH



Return Cash to Shareholders
10%
M&A[2]
45%
~$1.1B
Deployed[1]
45%
Capital Expenditures
Maintenance
Growth

Go-forward Priorities

Capital Expenditures

- Prioritizing high-return, growth-focused investments across core platforms
- Accelerating disciplined growth investment projects
- 3-year average capital expenditures of $170M, ~50% maintenance

M&A

- Actively evaluating strategic investments to enhance scale and capabilities
- Committed to value-accretive deals that align with core growth platforms

Return Cash to Shareholders

- Continuing steady, growing dividend to enhance shareholder returns
- Opportunistic approach to buybacks, target to offset dilution from stock-based compensation

The Andersons

[1] 11/1/2022 - 9/30/2025. [2] Includes TAMH equity acquisition.

2025 INVESTOR DAY 68

Strategic Approach to Investments

STRATEGIC FILTERS

- Fits Strategically; Core or Adjacent
- Cultural Fit
- Addresses Customer Needs
- Strengthens Geographic Footprint
- Increases Scale
- Provides Differentiation: Enables Ability to "Move Up Value Chain"



FINANCIAL CRITERIA

Immediately Accretive to Margins and Cash Flows

Accretive to EPS within Two Years

ROIC 200+ bps Above Cost of Capital

Capital Deployment Will Be a Catalyst for Scaled Growth and Shareholder Value

The Andersons

2025 INVESTOR DAY 69

2025 INVESTOR DAY $100M of incremental cash/EBITDA from tax credits Strategic Acquisition of Full Ownership of TAMH Sizeable 45Z Tax Credits Provide Additional Future Growth Potential 701 Before sequestration and inflation adjustments; assumes current plant run rates. Renewables Growth and 45Z Building Upon Foundational Assets to Enhance Shareholder Value Aligned with Strategy • Meets all stated criteria for ethanol capacity growth • Optimal use of growth capital at an attractive valuation • Minimal execution risk given knowledge of facilities • Streamlines decision making Financial Benefits • Immediately accretive to Net Income and EPS • Now control 100% of EBITDA, earnings, and cash flow • Unrestricted access to all cash flows and flexibility to deploy across entire enterprise Supportive Policy Landscape • Recent legislation potentially unlocks greater value ANNUAL IMPACT1PERIOD $30M - $35M2025 $90M - $100M2026 $90M - $100M2027 $90M - $100M2028 $300M+Cumulative

2025 INVESTOR DAY 71 Uniquely Disciplined Among Peers and Core to Shareholder Returns 25+ Year Track Record of Consecutive Dividend Payments $0.78 • 25+ years of uninterrupted dividends, even through volatile markets • Peer-consistent yield with a history of steady increases • Disciplined, long-term capital return strategy — no one-time specials ~12% CAGR

2025 INVESTOR DAY 72 Confident in Our Long-term Value Creation Engine Positioned to Deliver SHAREHOLDER VALUE through the Ag Cycle Growth Enablers • Diversified, customer-aligned portfolio • Organic and tuck-in growth strategy Competitive Advantages • Vertically integrated ethanol operations • Entrepreneurial, accountable culture • Risk management expertise across ag cycles Financial Differentiators • Strong and increasing cash generation • Flexible, well-capitalized balance sheet • Disciplined capital allocation approach

2028 Run-rate EPS Target


36% CAGR
$2.56
Agribusiness Growth Projects and Optimization
Renewables Growth Projects
$7.00
TTM 2025[1]
2028E

Agribusiness Growth from completion and integration of strategic projects (i.e., Houston port, Skyland, and optimization efforts)

Renewables Growth from impacts of TAMH acquisition, ethanol plant upgrades, and 45Z tax credits

KEY DRIVERS

Market Conditions: Base case assumes normalized commodity pricing, stable demand for low-CI fuels, and steady export flows

Growth Mix: Assumes earnings growth from organic initiatives including expansion at existing locations; includes no incremental M&A

Tax Credits: Includes phased impact of 45Z (starting 2025), aligned with current legislative timelines and planned project timing

Capital Allocation: ~$200M in annual capex (~50% maintenance); continued dividend growth; LT debt-to-EBITDA at or below 2.5x

The Andersons

[1] For the Trailing Twelve Months ended 9/30/25. Non-GAAP financial measure; see appendix for reconciliations.

2025 INVESTOR DAY 73

2025 INVESTOR DAY 01 02 03 Key Takeaways 74 Delivering better and more resilient performance through various ag cycles with improved earnings stability and a well-balanced, diversified portfolio Generating strong cash flow from operations as we execute growth projects, optimize margins and centralize enterprise functions Prioritizing long-term value creation and balance sheet strength through disciplined, responsible capital allocation

2025 INVESTOR DAY Closing Remarks Bill Krueger PRESIDENT AND CEO 75

2025 INVESTOR DAY 76 Invest with Us Materially stronger company led by a seasoned team with deep expertise in ag products, renewable fuels, and operational excellence poised for continued profitable growth Strong Renewables growth engine anchored by ethanol, the highest- returning business for more than a decade, with continued investment opportunities 01 03 Balanced, diversified portfolio that is resilient through the cycle and rooted in North American ag supply chain and renewables Disciplined capital allocation strategy leveraging a strong balance sheet, consistent cash flow generation, and focused execution to drive long-term shareholder value 02 04 2028 RUN-RATE EPS TARGET $7.00

2025 INVESTOR DAY Q&A All Presenters 77

2025 INVESTOR DAY THANK YOU! 78

2025 INVESTOR DAY Appendix Non-GAAP to GAAP Reconciliation Tables 79

Non-GAAP Reconciliation

Adjusted EBITDA (Unaudited)

($000s)	2021[1]	2022[1]	2023	2024	2025[2]
Net income	$ 131,542	$ 154,954	$ 132,529	$ 170,700	$ 102,313
Interest expense	37,292	56,849	46,867	31,760	45,335
Income tax provision	29,228	39,628	37,034	30,057	18,828
Depreciation and amortization	157,174	134,742	125,106	127,804	136,236
EBITDA	355,236	386,173	341,536	360,321	302,712
Adjusting items impacting EBITDA:					
Asset impairment including equity method investments	8,321	13,455	88,119	—	13,698
Acquisition costs	—	—	—	3,193	9,120
Loss (gain) from equity method and cost method investments	2,784	—	(4,798)	1,535	8,713
Transaction related compensation	1,274	—	7,818	11,104	8,119
Pension settlement	—	—	—	—	1,448
Severance costs	—	—	—	—	1,197
Gain on sales of assets and businesses	(14,619)	(3,762)	(5,643)	—	(4,757)
Insured inventory and property damage (recoveries)	—	15,993	(16,080)	(9,650)	(22,993)
Gain on deconsolidation of joint venture	—	—	(6,544)	(3,117)	—
Goodwill impairment	—	—	686	—	—
Adjusted EBITDA	$ 352,996	$ 411,859	$ 405,094	$ 363,386	$ 317,257

[1] Presented as continuing operations of the Company with the former Rail segment removed from EBITDA. [2] For the Trailing Twelve Months ended 9/30/2025.

2025 INVESTOR DAY 80

2025 INVESTOR DAY 1 Presented as continuing operations of the Company with the former Rail segment removed from EBITDA. 2 For the Trailing Twelve Months ended 9/30/2025. Non-GAAP Reconciliation Adjusted Pretax Income Attributable to The Andersons, Inc. (Unaudited) 20252202420232022120211($000s) $ 121,141$ 200,757$ 169,563$ 194,582$ 160,770Pretax income (loss) Adjusting items to pretax income: 13,698—88,11913,4558,321Asset impairment including equity method investments 9,1202,738———Acquisition costs 8,7131,535(4,798)—2,784Loss (gain) from equity method and cost method investments 8,11911,1047,818—1,274Transaction related compensation 1,448————Pension settlement 1,197————Severance costs (4,757)—(5,643)(3,762)(14,619)Gain on sales of assets and businesses (22,993)(9,650)(16,080)15,993—Insured inventory and property damage (recoveries) —(3,117)(6,544)——Gain on deconsolidation of joint venture ——686——Goodwill impairment 135,686203,367233,121220,268158,530Adjusted pretax income (28,944)(56,688)(31,339)(35,899)(31,880)Income attributable to the noncontrolling interests 3,125—(42,706)——NCI impact of adjustments $ 109,867$ 146,679$ 159,076$ 184,369$ 126,650Adjusted pretax income attributable to The Andersons, Inc. 81

Non-GAAP Reconciliation

Adjusted Net Income Attributable to The Andersons, Inc. (Unaudited)

($000s, except per share data)	2021[3]	2022[3]	2023	2024	2025[2]
Net income	$ 131,542	$ 154,954	$ 132,529	$ 170,700	$ 102,313
Net income attributable to noncontrolling interests	31,880	35,899	31,339	56,688	28,944
Net income attributable to The Andersons, Inc.	99,662	119,055	101,190	114,012	73,369
Adjustments:					
Acquisition costs and transaction related compensation	1,274	—	7,818	13,842	16,784
Asset and goodwill impairment	11,105	9,000	46,099	—	11,376
Loss (gain) on investments	—	4,455	(4,798)	1,535	8,713
Pension settlement	—	—	—	—	1,448
Severance expense	—	—	—	—	1,197
Gain on sales of assets and businesses, net	(14,619)	(3,762)	(5,643)	—	(4,757)
Insured inventory expenses (recoveries)	—	15,993	(16,080)	(9,650)	(17,091)
Gain on deconsolidation of joint venture	—	—	(6,544)	(3,117)	—
Income tax impact of adjustments[1]	561	(5,308)	(3,775)	42	(3,239)
Total adjusting items, net of tax	(1,679)	20,378	17,077	2,652	14,431
Adjusted net income attributable to The Andersons, Inc.	$ 97,983	$ 139,433	$ 118,267	$ 116,664	$ 87,800
Diluted earnings per share attributable to The Andersons, Inc. common shareholders	$ 2.94	$ 3.46	$ 2.94	$ 3.32	$ 2.14
Impact on diluted earnings (loss) per share	$ (0.05)	$ 0.59	$ 0.50	$ 0.08	$ 0.42
Adjusted diluted earnings per share	$ 2.89	$ 4.05	$ 3.44	$ 3.40	$ 2.56

[1] The income tax impact of adjustments is taken at the statutory tax rate of 25% with the exception of the impairment of equity method investments in 2022, 2023 and 2025, a goodwill impairment in 2023, and certain transaction related compensation in 2023 and 2024.
[2] For the Trailing Twelve Months ended 9/30/2025. [3]Presented as continuing operations of the Company

2025 INVESTOR DAY 82

2025 INVESTOR DAY1 For the Trailing Twelve Months ended 9/30/2025. Non-GAAP Reconciliation Cash from Operations Before Working Capital Changes (Unaudited) 202512024202320222021($000s) $ 451,994$ 331,506$ 946,750$ 287,117$ (51,050)Cash (used in) provided by operating activities Changes in operating assets and liabilities: 75,12935,777468,968(391,403)(184,002)Accounts receivable 200,74387,906572,23556,859(528,073)Inventories (31,781)15,005111,50665,399(107,188)Commodity derivatives 14,412(28,050)6,52910,936(116,403)Other assets (74,726)(102,396)(563,718)230,293667,821Payables and other accrued expenses 183,7778,242595,520(27,916)(267,845)Total changes in operating assets and liabilities ——(16,080)——Insured inventory recoveries ——(4,818)——Unrealized foreign currency losses on receivables ————27,697Changes in CARES Act tax refund receivable ————77,537Taxes paid as a result of the Rail leasing sale $ 268,217$ 323,264$ 330,332$ 315,033$ 322,029Adjusted cash from operations before working capital changes 83

2025 INVESTOR DAY 202512024202320222021($000s) $ 65,960$ 109,156$ 107,939$ 127,624$ 127,728Net income 43,20030,91142,45849,83828,035Interest expense 83,16972,99365,37762,58770,292Depreciation & amortization 192,329213,060215,864240,049226,055Earnings before interest, taxes, depreciation and amortization (EBITDA) Adjusting items to EBITDA: 10,346—96313,4558,321Asset impairment including equity method investments 8,11911,1047,818—1,274Transaction related compensation 7,178————Loss on investments 3,1933,193———Acquisition costs 1,197————Severance expense (4,757)—(5,643)(3,762)(14,619)Gains on sales of assets and businesses (22,993)(9,650)(16,080)15,993—Insured inventory and property damage (recoveries) ——686——Goodwill impairment $ 194,612$ 217,707$ 203,608$ 265,735$ 221,031Adjusted EBITDA 1 For the Trailing Twelve Months ended 9/30/2025. Non-GAAP Reconciliation Agribusiness Adjusted EBITDA (Unaudited) 84

2025 INVESTOR DAY 202512024202320222021($000s) $ 65,960$ 109,156$ 107,939$ 127,624$ 127,728Pretax income Adjusting items to pretax income: 10,346—96313,4558,321Asset impairment including equity method investments 8,11911,1047,818—1,274Transaction related compensation 7,178————Loss on investments 3,1932,738———Acquisition costs 1,197————Severance expense (4,757)—(5,643)(3,762)(14,619)Gains on sales of assets and businesses (22,993)(9,650)(16,080)15,993—Insured inventory and property damage (recoveries) ——686——Goodwill impairment 68,243113,34895,683153,310122,704Adjusted pretax income 3,860(73)———(Income) loss attributable to the noncontrolling interests 3,580————NCI impact of adjustments $ 75,683$ 113,275$ 95,683$ 153,310$ 122,704Adjusted pretax income attributable to The Andersons, Inc. 1 For the Trailing Twelve Months ended 9/30/2025. Non-GAAP Reconciliation Agribusiness Adjusted Pretax Income (Unaudited) 85

2025 INVESTOR DAY 202512024202320222021($000s) $ 111,812$ 139,760$ 104,519$ 114,984$ 84,038Net income 3,7712,8286,0878,7887,610Interest expense 50,08449,70551,40863,45877,542Depreciation & amortization 165,667192,293162,014187,230169,190Earnings before interest, taxes, depreciation and amortization (EBITDA) Adjusting items to EBITDA: 5,927————Acquisition costs 3,352—87,156——Asset impairment —(3,117)(6,544)——Gain on deconsolidation of joint venture $ 174,946$ 189,176$ 242,626$ 187,230$ 169,190Adjusted EBITDA Non-GAAP Reconciliation Renewables Adjusted EBITDA (Unaudited) 861 For the Trailing Twelve Months ended 9/30/2025.

2025 INVESTOR DAY 202512024202320222021($000s) $ 111,812$ 139,760$ 104,519$ 114,984$ 84,038Pretax income Adjusting items to pretax income: 5,927————Acquisition costs 3,352—87,156——Asset impairment —(3,117)(6,544)——Gain on deconsolidation of joint venture 121,091136,643185,131114,98484,038Adjusted pretax income (32,804)(56,615)(31,339)(35,899)(31,880)Income attributable to the noncontrolling interests ——(42,706)——NCI impact of adjustments $ 88,287$ 80,028$ 111,086$ 79,085$ 52,158Adjusted pretax income attributable to The Andersons, Inc. Non-GAAP Reconciliation Renewables Adjusted Pretax Income (Unaudited) 871 For the Trailing Twelve Months ended 9/30/2025.

2025 INVESTOR DAY Appendix Leadership Team Bios 88

2025 INVESTOR DAY 89 BILL KRUEGER | President and CEO Bill Krueger is President and Chief Executive Officer for The Andersons, Inc. and has more than 30 years of experience working in the agriculture sector. He had previously served as the Company’s Chief Operating Officer and President of the Trade and Processing business. Bill joined The Andersons in 2019 as part of the Lansing Trade Group, LLC acquisition. For over 25 years, he served in numerous management positions, including that of President and CEO for 14 years. With his vast experience, he acquired a deep knowledge of the commodity industry and a strong business development skillset in grains, energy, risk management, and corporate finance. Prior to The Andersons and Lansing, Bill began his career as a grain merchant. Bill has served on various industry boards and is currently a member of the NGFA Executive Committee and Board of Directors. He also supports philanthropic causes in both the Kansas City metro area and several communities where The Andersons have operations. He recently finished ten years of service on the Children’s Mercy Hospital Board, where he served as Chairman. Bill earned his Bachelor of Science in Agribusiness from the University of Nebraska- Lincoln and a Master of Business Administration in Finance from DeVry University’s Keller Graduate School of Management.

2025 INVESTOR DAY 90 BRIAN VALENTINE | EVP and CFO Brian Valentine joined The Andersons, Inc. in 2018 with more than 20 years of senior management experience and expertise encompassing corporate finance, treasury, public capital markets, accounting, tax, and investment management. He previously served as Corporate Vice President and Chief Financial Officer for the Lubrizol Corporation, a subsidiary of Berkshire Hathaway and manufacturer of specialty chemicals. Prior to this role, he held numerous financial leadership positions within the company while it was publicly traded, including Corporate Treasurer. Currently, he serves on the board of trustees for the Greater Toledo Community Foundation and the United Way of Greater Toledo. Brian earned his Bachelor’s Degree in Business Administration in Accounting as well as his Master of Business Administration from John Carroll University. He is a Certified Public Accountant licensed in the state of Ohio.

2025 INVESTOR DAY 91 EMMANUEL AYUK | EVP, General Counsel and Corporate Secretary Emmanuel Ayuk joined The Andersons, Inc. in 2025, bringing nearly two decades of legal experience and a strong record of international leadership in the agriculture sector. He previously served as Chief Counsel, Ag Services & Oilseeds Business Unit at ADM. Prior to that, he held a series of leadership roles at ADM across compliance and legal functions, with global responsibilities spanning the U.S., Europe, the Middle East, and Africa. He was also a Partner at Stinson LLP before joining ADM. Emmanuel holds a Bachelor’s Degree from Dickinson College and earned his Juris Doctor from the University of Tulsa College of Law. He currently serves on the board of the Legal Aid Society of Metropolitan Family Services in Chicago.

2025 INVESTOR DAY 92 WESTON HEIDE | EVP, Agribusiness Weston Heide joined The Andersons, Inc. in 2019 as part of the Lansing Trade Group, LLC acquisition where he spent more than a decade in various corporate and commercial roles. He most recently served as Senior Vice President for the Company’s former Trade and Processing business leading various businesses across North America, including commodity merchandising, grain handling assets, premium and specialty ingredients, and facility operations and safety, as well as overseeing the U.K.-based Feed Factors, Ltd. Weston’s more than 15 years senior management experience in agribusiness includes finance, strategy and business development, international business, pet food, and premium ingredients. Prior to The Andersons and Lansing, Weston worked as a Senior Manager for Deloitte. Weston earned his Bachelor’s Degree in Business from Trinity University and a Master’s Degree in Business from Cal Berkeley and Columbia University.

2025 INVESTOR DAY 93 MARK SIMMONS | EVP, Renewables Mark Simmons joined The Andersons, Inc. in 2019 as part of the Lansing Trade Group, LLC acquisition where he held trading positions for over 15 years. Over the course of Mark’s more than 25 years in the agriculture and renewables industries he has traded a variety of commodities and liquid fuels, including wheat midds, ethanol, biodiesel, crude oil, diesel, and gasoline, as well as Renewable Identification Numbers (RINs) and Low Carbon Fuel standard (LCFS) credits. Most recently, Mark served as Vice President of plant originations and merchandising for The Andersons Renewable business overseeing ethanol marketing, trading, and plant originations. Mark holds a Bachelor’s Degree in Animal Science from Missouri State University.

2025 INVESTOR DAY 94 SARAH ZIBBEL | EVP, CHRO Sarah Zibbel joined The Andersons, Inc. in August 2023 and has more than 20 years of leadership experience in human resources and talent management. She previously served as Senior Vice President and Chief Human Resources Officer for Libbey since 2018, where she was part of the leadership team that led the multi-year reorganization of the company and the purpose driven culture renovation focused on inclusion, leadership excellence, accountability, and engagement with a goal of securing sustainable, long-term growth. Prior to this, Sarah was the Vice President of Global Talent, Culture, and Organizational Effectiveness at Owens-Illinois, Inc., and had held various leadership positions of increasing responsibility with Owens Corning and MedCorp, Inc. She currently serves as a Trustee for St. Ursula Academy (since 2020) and St. John’s Jesuit (2021) in Toledo. Sarah previously served as a Board Trustee for the Toledo Regional Chamber of Commerce (2020-2023) and on the board for the Employer Association of Northwest Ohio and Southeast Michigan (2012-2020). Sarah earned her Bachelor’s Degree in Communications Management and Sociology from the University of Dayton and holds a Master of Business Administration in International Business from Bowling Green State University.